UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)			August 6, 2004
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)		001-31403 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices			20068 (Zip Code)
Registrant's telephone number, including area code			(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)
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Pepco Holdings, Inc. Form 8-K
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99	News Release of Pepco Holdings, Inc. dated August 6, 2004.	Included herewith.
Item 12.

Results of Operations and Financial Condition -- On August 6, 2004, Pepco Holdings issued a news release announcing its second quarter 2004 operating results. The news release is furnished as Exhibit 99 to this Form 8-K.

Signatures Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
August 6, 2004 DATE		PEPCO HOLDINGS, INC. (Registrant) By: /s/ Anthony J. Kamerick Anthony J. Kamerick Vice President and Treasurer
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